                                                                    EXHIBIT 99.1


STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)
CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED OCTOBER 31, 2002
(IN THOUSANDS) (UNAUDITED)

                                                  --------------------------------------------------------------------------------
                                                  STERLING CHEMICALS  STERLING CHEMICALS,     STERLING CHEMICALS   STERLING FIBERS
                                                     HOLDINGS INC.             INC.              ENERGY, INC.           INC.
ASSETS                                              01-37805-H4-11       01-37806-H4-11         01-37807-H4-11     01-37808-H4-11
                                                  --------------------------------------------------------------------------------

Current Assets:
        Cash and cash equivalents                     $       1             $     461             $       -           $      83
        Trade accounts receivable, net                        -                56,863                    60               2,586
        Other Receivables                                     -                 1,254                     -               1,999
        Due from affiliates                               1,375                27,999                13,957                   -
        Inventories                                           -                31,311                     -               8,246
        Prepaid expenses                                     33                 6,617                     -                 186
        Deferred income tax benefit                           -                     -                     -                   -
                                                  --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      1,409               124,505                14,017              13,100

Property, plant and equipment, net                            -               113,625                 2,520                   -
Deferred income taxes                                         -                     -                     -                   -
Investments-Third Party                                       -                 1,500                 5,445                   -
Investments in Subs                                      35,060                94,735                     -                   -
Other assets                                                865                32,777                     -               1,112
                                                  --------------------------------------------------------------------------------

TOTAL ASSETS                                          $  37,334             $ 367,142             $  21,982           $  14,212
                                                  ================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                           251               168,473                 1,263               6,637
Pre-Petition liabilities:
        Notes Payable - Secured *                             -               227,848                     -              57,221
        Secured Debt Accrued Interest *                       -                54,755                     -              13,751
        Secured - Other                                                           469
        Unsecured debt                                  186,538               256,134                 1,110              67,942
        Other / Intercompany                                  -               201,020                     -                   -
        Deferred income taxes                                 -                     -                     -                   -
                                                                                                                              -
Common stock held by new ESOP                                 -                     -                     -                   -
Less: Unearned compensation                                   -                     -                     -                   -
Redeemable preferred stock                               27,297               (15,794)                    -              15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                          -                    75                     1                   -
        Additional paid-in capital                     (367,555)             (235,013)                    -               7,874
        Retained earnings-Filing Date                   191,923              (212,503)               15,333            (137,929)
        Retained earnings-Post Filing Date               (1,120)              (60,895)                4,275             (17,053)
        Pension adjustment                                    -               (14,890)                    -                   -
        Accumulated translation adj.                          -                     -                     -                   -
        Deferred compensation                                 -                     -                     -                   -
                                                  --------------------------------------------------------------------------------
                                                       (176,752)             (523,226)               19,609            (147,108)
        Treasury stock at cost                                -                (2,537)                    -                   -
                                                  --------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                             (176,752)             (525,763)               19,609            (147,108)

TOTAL LIABILITIES AND EQUITY                          $  37,334             $ 367,142             $  21,982           $  14,212
                                                  ================================================================================


                                                  -------------------------------------------------------------------
                                                    STERLING CHEMICALS     STERLING CANADA,       STERLING PULP
                                                        INT'L, INC.               INC.          CHEMICALS US, INC.
ASSETS                                                01-37809-H4-11        01-37810-H4-11        01-37811-H4-11
                                                  -------------------------------------------------------------------

Current Assets:
        Cash and cash equivalents                        $       -             $      99             $       -
        Trade accounts receivable, net                           -                 2,191                   819
        Other Receivables                                        -                     -                    32
        Due from affiliates                                  2,771                62,541                   585
        Inventories                                              -                     -                   100
        Prepaid expenses                                         -                     -                     -
        Deferred income tax benefit                              -                     -                     -
                                                  -------------------------------------------------------------------
TOTAL CURRENT ASSETS                                         2,771                64,831                 1,536

Property, plant and equipment, net                               -                     -                     -
Deferred income taxes                                            -                     -                     -
Investments-Third Party                                          -                     -                     -
Investments in Subs                                              -               295,811                 1,487
Other assets                                                     -                 1,230                     -
                                                  -------------------------------------------------------------------

TOTAL ASSETS                                             $   2,771             $ 361,872             $   3,023
                                                  ===================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                               99                25,645                   752
Pre-Petition liabilities:
        Notes Payable - Secured *                            3,652                67,152                     -
        Secured Debt Accrued Interest *                        878                16,160                     -
        Secured - Other
        Unsecured debt                                         840               264,937                   139
        Other / Intercompany                                     -                     -                     -
        Deferred income taxes                                    -                     -                     -
                                                                 -
Common stock held by new ESOP                                    -                     -                     -
Less: Unearned compensation                                      -                     -                     -
Redeemable preferred stock                                       -                     -                     -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                             -                    48                     -
        Additional paid-in capital                               -                83,348                 4,020
        Retained earnings-Filing Date                          779               (90,594)                 (877)
        Retained earnings-Post Filing Date                  (3,477)               (4,824)               (1,011)
        Pension adjustment                                       -                     -                     -
        Accumulated translation adj.                             -                     -                     -
        Deferred compensation                                    -                     -                     -
                                                  -------------------------------------------------------------------
                                                            (2,698)              (12,022)                2,132
        Treasury stock at cost                                   -                     -                     -
                                                  -------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                  (2,698)              (12,022)                2,132

TOTAL LIABILITIES AND EQUITY                             $   2,771             $ 361,872             $   3,023
                                                  ===================================================================


                                                  ---------------------------------------------------------------
                                                        STERLING PULP                                  DEBTORS
                                                       CHEMICALS, INC.        ELIMINATIONS          CONSOLIDATED
ASSETS                                                 01-37812-H4-11
                                                  ---------------------------------------------------------------

Current Assets:
        Cash and cash equivalents                         $       -             $       -             $     644
        Trade accounts receivable, net                        4,771                     -                67,290
        Other Receivables                                         -                     -                 3,285
        Due from affiliates                                  11,459              (120,082)                  605
        Inventories                                           1,445                     -                41,102
        Prepaid expenses                                        144                     -                 6,980
        Deferred income tax benefit                               -                     -                     -
                                                  ---------------------------------------------------------------
TOTAL CURRENT ASSETS                                         17,819              (120,082)              119,906

Property, plant and equipment, net                           40,614                     -               156,759
Deferred income taxes                                             -                     -                     -
Investments-Third Party                                           -                     -                 6,945
Investments in Subs                                               -              (395,322)               31,771
Other assets                                                      -                    (1)               35,983
                                                  ---------------------------------------------------------------

TOTAL ASSETS                                              $  58,433             $(515,405)            $ 351,364
                                                  ===============================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                             3,234               (51,651)              154,703
Pre-Petition liabilities:
        Notes Payable - Secured *                                 -               (60,873)              295,000
        Secured Debt Accrued Interest *                           -               (14,651)               70,893
        Secured - Other                                                                                     469
        Unsecured debt                                       62,282              (133,310)              706,612
        Other / Intercompany                                                     (201,020)                    -
        Deferred income taxes                                     -                     -                     -

Common stock held by new ESOP                                     -                     -                     -
Less: Unearned compensation                                       -                     -                     -
Redeemable preferred stock                                        -                     -                27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                              -                    (1)                  123
        Additional paid-in capital                            1,486               (53,899)             (559,739)
        Retained earnings-Filing Date                         1,518                     -              (232,350)
        Retained earnings-Post Filing Date                  (10,087)                    -               (94,192)
        Pension adjustment                                        -                     -               (14,890)
        Accumulated translation adj                               -                     -                     -
        Deferred compensation                                     -                     -                     -
                                                  ---------------------------------------------------------------
                                                             (7,083)              (53,900)             (901,048)
        Treasury stock at cost                                    -                     -                (2,537)
                                                  ---------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                   (7,083)              (53,900)             (903,585)

TOTAL LIABILITIES AND EQUITY                              $  58,433             $(515,405)            $ 351,364
                                                  ===============================================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


MOR 2 - 3